SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 29, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      1-16619                 73-1612389
------------------------     ------------------------   -------------------
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                        Identification No.)



                  Kerr-McGee Center
               Oklahoma City, Oklahoma                 73125
       ----------------------------------------    --------------
       (Address of principal executive offices)      (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)

Item 9.   Regulation FD Disclosure
               On January 29, 2002, Kerr-McGee Corporation announced its fourth-quarter 2002 earnings. The earnings release and tables are attached hereto as an exhibit and are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Earnings Release and Tables

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KERR-MCGEE CORPORATION


                                       By:     (John M. Rauh)
                                               ---------------------------------
                                               John M. Rauh
                                               Vice President and Controller

Dated: January 30, 2003